                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

        KNOW BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert Goodman and Michael Brochu as his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments to this Registration Statement on Form S-1 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


                  SIGNATURE                                       TITLE                                         DATE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            May 21, 1998
 /s/          Robert N. Goodman                       President, Chief Executive
-------------------------------------------           Officer, Director (Principal
              Robert N. Goodman                       Executive Officer)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                            May 21, 1998
 /s/          Michael D. Conway                   Controller, Vice President and Secretary
-------------------------------------------         (Principal Financial and Accounting
              Michael D. Conway                                  Officer)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                            May 20, 1998
 /s/          Michael A. Brochu                     Chairman of the Board of Directors
-------------------------------------------
              Michael A. Brochu

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            May __, 1998
                                                                 Director
--------------------------------------------
               Alan D. Frazier

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            May 21, 1998
 /s/       Ronald E. Eibensteiner                                Director
--------------------------------------------
           Ronald E. Eibensteiner

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            May __, 1998
                                                                 Director
--------------------------------------------
             Timothy I. Maudlin

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            May __, 1998
                                                                 Director
--------------------------------------------
                Ann Kirschner

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            May 21, 1998
 /s/             Ram Shriram                                     Director
--------------------------------------------
                 Ram Shriram

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            May 21, 1998
 /s/            Rich Thompson                                     Director
--------------------------------------------
                Rick Thompson

------------------------------------------------------------------------------------------------------------------------------------